UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 16, 2022

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300	Little Rock	AR	72201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	501	205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	INUV	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On June 16, 2022, Inuvo, Inc. (“Inuvo”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was April 27, 2022. At the close of business on that date, the Company had 119,804,962 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. Of the 119,804,962 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting, 58,728,053 shares (or 49.0%), constituting a quorum, were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 2, 2022. The final voting results were as follows:

Proposal 1
Inuvo’s stockholders elected the following Class II director to serve for a term expiring at the 2025 annual meeting of stockholders or until his respective successor has been duly elected and qualified, based upon the voting results set forth below.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jonathan Bond	35,477,625	1,653,454	400,173	21,196,801
Proposal 2
Inuvo’s stockholders approved the ratification of the appointment of EisnerAmper LLP as Inuvo’s independent registered public accounting firm, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
54,849,564	2,899,597	978,892	-
Proposal 3
Inuvo’s stockholders approved an amendment to Inuvo’s 2017 Equity Compensation Plan (the “2017 Plan”) increasing the number of shares of Inuvo’s common stock, $0.001 par value per share, available for grants under the 2017 Plan, removing the evergreen formula under the 2017 Plan, and replacing the automatic vesting provisions upon a change of control with a discretionary provision, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,021,407	7,254,590	255,255	21,196,801
Proposal 4
Inuvo’s stockholders approved, on an advisory basis, the compensation of Inuvo’s named executive officers, commonly referred to as “say-on-pay”, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
35,405,482	1,981,790	1,143,980	21,196,801

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: June 16, 2022	By:	/s/ John B. Pisaris
John B. Pisaris, General Counsel